UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2014

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7000 Shoreline Court, Suite 250, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2013 Executive Bonus Plan Awards

On February 19, 2014, the independent members of the Board of Directors (the “Board”) of Veracyte, Inc. (the “Company”), on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved cash bonus awards for 2013 performance under the Company’s 2013 Executive Bonus Plan.  The independent members of the Board considered the achievements of the corporate goals under the plan as well as Company’s 2013 performance and individual performance in determining the amounts to be paid.  The independent members of the Board approved awards to the Company’s named executive officers as follows:  Bonnie H. Anderson, President and Chief Executive Officer, $170,000; Shelly D. Guyer, Chief Financial Officer, $69,000; and Christopher M. Hall, Chief Commercial Officer, $80,000.

2014 Base Salaries; 2014 Executive Bonus Plan Bonus Targets

On February 19, 2014, the independent members of the Board, on the recommendation of the Compensation Committee, approved increases in the base salaries of the Company’s named executive officers, to the following amounts: Bonnie H. Anderson, President and Chief Executive Officer, $425,000; Shelly D. Guyer, Chief Financial Officer, $300,000; and Christopher M. Hall, Chief Commercial Officer, $329,314.

The independent members of the Board also approved, on the recommendation of the Compensation Committee, bonus targets under the 2014 Executive Bonus Plan for the named executive officers, which are the following percentages of their 2014 base salaries: Bonnie H. Anderson, 50%; Shelly D. Guyer, 30%; and Christopher M. Hall, 30%. Under the plan, executive officers are eligible to receive annual incentive compensation if the Company achieves the annual corporate goals approved by the Board. Such bonuses may be paid in cash, fully vested stock options or restricted stock, or any combination thereof, at the discretion of the independent members of the Board. Actual awards under the Executive Bonus Plan could either exceed or be less than the targets established, as determined by the independent members of the Board in their discretion based on the recommendation of the Compensation Committee and based on corporate and individual performance.  Corporate goals for 2014 are expected to be approved by the end of March 2014.

2014 Equity Awards

On February 19, 2014, the Compensation Committee, after determination of overall executive compensation by the independent members of the Board, approved grants of options to purchase shares of the Company’s common stock to the Company’s named executive officers in the following amounts:  Bonnie H. Anderson, 140,000 shares; Shelly D. Guyer, 70,000 shares; and Christopher M. Hall, 70,000 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2014

VERACYTE, INC.

By	/s/ Shelly D. Guyer
Name:	Shelly D. Guyer
Title:	Chief Financial Officer